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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 23, 2003
                (Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


             MASSACHUSETTS                        04-2762050
   (State or Other Jurisdiction of     (I.R.S. Employer Identification No.)
    Incorporation or Organization)


           526 Boston Post Road, Wayland, MA                 01778
        (Address of Principal Executive Offices)           (Zip Code)


                                (508) 358 - 4422
                (Registrant's Telephone No., including Area Code)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(99) Press Release, dated October 23, 2003, issued by National Dentex
Corporation

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition.

On October 23, 2003, National Dentex Corporation (NADX) issued a press release setting forth NADX's third quarter 2003 earnings. A copy of NADX's press release is attached hereto as Exhibit 99 and hereby incorporated by reference





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             NATIONAL DENTEX CORPORATION
                             ----------------------------
                             Registrant




October 23, 2003


                             By: /s/  Richard F. Becker, Jr.
                                ................................................
                             Richard F. Becker, Jr.
                             Vice President, Treasurer and Chief Financial
                             Officer


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